UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 14, 2017
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INSEEGO CORP.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	000-31659	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification number)
9605 Scranton Road, Suite 300
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 812-3400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 14, 2017, Inseego Corp. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”) at which the stockholders of the Company considered and acted upon the following proposals, which are set out in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2017 (the “Proxy Statement”) and mailed to the stockholders of the Company on or about May 3, 2017:

1.	Election of Director. By the vote reflected below, the stockholders elected Philip Falcone to serve as a director for a three year term expiring at the 2020 annual meeting of stockholders.

2.
Approval of an Amendment to the Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan (the “Purchase Plan”). By the vote reflected below, the stockholders approved an amendment of the Purchase Plan, which increases the number of shares issuable under the plan by 1,000,000 shares and extends the term of the Purchase Plan by five years.

3.
Advisory Vote on Executive Compensation. By the vote reflected below, the stockholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Proxy Statement relating to the Annual Meeting.

4.
Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation. By the vote reflected below, the stockholders approved, on an advisory, non-binding basis, the frequency of the advisory vote on compensation paid to the named executive officers of the Company to be one year.

5.
Ratification of the Appointment of Mayer Hoffman McCann P.C. as the Company’s Independent Registered Public Accounting Firm for 2017. By the vote reflected below, the stockholders ratified the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The results with respect to the above proposals were as follows:

Proposal	Vote Results	Vote Type	Voted	Voted (%)	O/S (%)
Election of Director
Philip Falcone	ELECTED	For	19,543,431	94.70	34.92
		Withheld	1,093,814	5.30	1.95
		Non-Votes	20,704,062		36.99
Approval of an Amendment to the Purchase Plan	APPROVED	For	19,372,805	93.88	34.61
		Against	1,238,676	6.00	2.21
		Abstain	25,764	0.12	0.05
		Non-Votes	20,704,062		36.99
Advisory Vote on Executive Compensation	APPROVED	For	17,008,154	82.42	30.38
		Against	3,541,427	17.16	6.33
		Abstain	87,664	0.42	0.16
		Non-Votes	20,704,062		36.99
Advisory Vote on Frequency of Advisory Vote on Executive Compensation	1 YEAR	1 Year	19,637,815	95.16	35.08
		2 Years	42,893	0.21	0.08
		3 Years	834,544	4.04	1.49
		Abstain	121,993	0.59	0.22
		Non-Votes	20,704,062		36.99
Ratification of the Appointment of Mayer Hoffman McCann P.C. as the Company’s Independent Registered Public Accounting Firm for 2017	APPROVED	For	39,791,972	96.25	71.10
		Against	1,272,959	3.08	2.27
		Abstain	276,376	0.67	0.49
		Non-Votes	—		—

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed with this report:

10.1	Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inseego Corp.

By:	/s/ Lance Bridges
Lance Bridges
Senior Vice President, General Counsel and Secretary

Date: June 15, 2017